Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of CM Life Sciences, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brian Emes, Chief Financial Officer and Secretary of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 30, 2021

By:	/s/ Brian Emes
Brian Emes
Chief Financial Officer and Secretary
(Principal Financial and Accounting Officer)